UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 20, 2008


                            TREE TOP INDUSTRIES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                             ---------------------
                 (State or other jurisdiction of incorporation)



          000-10210                                         83-0250943
---------------------------                             -------------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)


    264 S. LA CIENEGA BOULEVARD, SUITE 1010, BEVERLY HILLS, CALIFORNIA 90211
    ------------------------------------------------------------------ -----
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (310) 601-4595


      --------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         This Amended Report on Form 8-K/A entirely supersedes and replaces the Company's original report on Form 8-K, dated November 20, 2008, with respect to the subject matter of this report.

         In September 2008, Tree Top Industries, Inc., a Nevada corporation (the "Company") received a letter from the Securities and Exchange Commission (the "SEC") in which the SEC requested additional information regarding the Company's business combination with Ludicrous, Inc. that closed in October 2007 (the "Transaction"). The Company responded to the inquiry and provided the SEC with additional information and explanation of the Transaction, after consulting with its Audit Committee and current independent certified public accounting firm
(the "Auditor"). Subsequently, the SEC sent a second letter to the Company requesting additional information and clarification. The Company consulted with its Audit Committee and Auditor regarding the subsequent inquiry by the SEC and responded to it. In the course of its second response to the SEC, the Company realized that it may have misinterpreted the requirements of generally accepted accounting principles ("GAAP") by accounting for the Transaction between the Company and Ludicrous, Inc. as an acquisition of Ludicrous, Inc. by the Company, rather than as an acquisition of the Company by Ludicrous, Inc. in accordance with SFAS 141. In its second letter to the SEC in November 2008, the Company, supported by the advice of its Auditor, indicated that it was considering a restatement of its financial statements to reflect the Transaction in accordance with SFAS 141. The Company then decided to restate its financial statements for the year ended December 31, 2007 and for the first and second fiscal quarters ending March 31, 2008 and June 30, 2008, respectively (the "Restatement Periods"). The Company's Board of Directors and Audit Committee have both discussed the restatement with the Auditor and adopted resolutions, dated November 20, 2008, authorizing the Company to file restated financial statements for the Restatement Periods. The Company's financial statements for its third fiscal quarter ending September 30, 2008 were originally filed reflecting the Transaction in accordance with SFAS 141, but the Company filed an Amended Quarterly Report for the third quarter to make additional corrections consistent with the Company's new accounting policy regarding the Transaction. As a result of the restatements, the Company reports material weakness in its disclosure controls and procedures and in its internal controls over financial reporting in the Amended Annual and Quarterly Reports filed for the Restatement Periods and for the third fiscal quarter ended September 30, 2008.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            TREE TOP INDUSTRIES, INC.
                            ------------------------
                                  (Registrant)

Date:  December 4, 2008


                            /s/  David I. Reichman
                            -------------------------------------------
                            David I. Reichman, Chief Executive Officer




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